EXHIBIT 10.2




                          REGISTRATION RIGHTS AGREEMENT


                                  BY AND AMONG


                                CHI ENERGY, INC.


                     THE STOCKHOLDERS LISTED ON SCHEDULE 1,


                     THE WARRANTHOLDERS LISTED ON SCHEDULE 2

                                       AND

                     THE OPTIONHOLDERS LISTED ON SCHEDULE 3



                          DATED AS OF NOVEMBER 6, 1997



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                                TABLE OF CONTENTS

                                   ARTICLE I.

                              DEFINITIONS AND USAGE

         Section 1.1.  Definitions............................................ 1
         Section 1.2.  Usage.................................................. 6

                                   ARTICLE II.

                           DEMAND REGISTRATION RIGHTS

         Section 2.1.  Demand Registration Rights............................. 7
         Section 2.2.  Limitation on Demand Registrations..................... 8
         Section 2.3.  Right to Include Common Stock.......................... 9
         Section 2.4.  Underwriters and Agents................................ 9
         Section 2.5.  Priority in Demand Registrations....................... 9
         Section 2.6.  Withdrawal.............................................10

                                  ARTICLE III.

                          PIGGYBACK REGISTRATION RIGHTS

         Section 3.1.  Piggyback Registration Rights..........................10
         Section 3.2.  Priority in Piggyback Registrations....................11
         Section 3.3.  Limitation on Registrations............................11
         Section 3.4.  Survival...............................................11

                                   ARTICLE IV.

                      REGISTRATION PROCEDURES AND EXPENSES

         Section 4.1.  Registration Procedures................................12
         Section 4.2.  Holders' Obligations...................................15
         Section 4.3.  Registration Expenses..................................16

                                   ARTICLE V.

                        INDEMNIFICATION AND CONTRIBUTION

         Section 5.1.  Indemnification by the Company.........................17
         Section 5.2.  Indemnification by the Selling Holders.................18


                                       (i)

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         Section 5.3.  Notice of Claims, Etc..................................18
         Section 5.4.  Contribution...........................................19
         Section 5.5.  Survival...............................................20

                                   ARTICLE VI.

                             RULE 144 AND RULE 144A

         Section 6.1.  Reports, Etc...........................................20
         Section 6.2.  Rule 144 Information...................................20
         Section 6.3.  Rule 144A Information..................................21

                                  ARTICLE VII.

                                           MISCELLANEOUS......................21
         Section 7.1.  Amendment Modification and Waivers: Further Assurances.21
         Section 7.2.  Assignment.............................................21
         Section 7.3.  Invalid Provisions.....................................22
         Section 7.4.  Nominees for Beneficial Owners.........................22
         Section 7.5.  Governing Law..........................................22
         Section 7.6.  Notices................................................22
         Section 7.7.  Entire Agreement; Integration..........................23
         Section 7.8.  Injunctive Relief......................................24
         Section 7.9.  Section Headings.......................................24
         Section 7.10. Counterparts...........................................24
         Section 7.11. Filing.................................................24
         Section 7.12. Termination............................................24
         Section 7.13. Attorneys' Fees........................................24
         Section 7.14. No Third Party Beneficiaries...........................24
         Section 7.15. Requisite Holders......................................24


         Schedule 1    List of Stockholders
         Schedule 2    List of Warrantholders
         Schedule 3    List of Optionholders


                                      (ii)


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                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

         This Registration Rights Agreement dated as of November 6, 1997, by and among CHI Energy, Inc., a Delaware corporation formerly known as Consolidated Hydro, Inc., (the "Company"), the Stockholders listed on Schedule 1 hereto, as such Schedule may be amended from time to time, the Warrantholders listed on
Schedule 2 hereto, as such Schedule may be amended from time to time, and the Optionholders listed on Schedule 3 hereto, as such Schedule may be amended from time to time.

                              W I T N E S S E T H :
                              -------------------

                  WHEREAS, in connection with the reorganization of the Company pursuant to chapter 11, title 11 of the United States Code (the "Bankruptcy Code"), certain creditors and preferred stockholders of the Company will receive in exchange for their prepetition claims against, and interests in, the Company, shares of Common Stock and Warrants, and certain members of management of the Company will be granted certain Options; and

                  WHEREAS, pursuant to the Plan, the Company has undertaken to provide certain rights to the Holders to facilitate the resale by such Holders of their Registrable Securities under certain circumstances; and

                  WHEREAS, it is intended by the Company and the Holders that this Agreement shall become effective as of the Effective Date;

                  NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


                                   ARTICLE I.

                              DEFINITIONS AND USAGE

                  Section 1.1.  Definitions.  As used in this Agreement:
                                -----------
                  Affiliate. "Affiliate" shall mean when, used with reference to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. As used in the preceding sentence, (i) the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Person referred to

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whether through the ownership of voting securities, by contract, or otherwise, and (ii) the term "controlling" and "controls" shall have meanings correlative to the foregoing.

                  Agent. "Agent" shall mean the principal placement agent on an agented placement of Registrable Securities.

                  Agreement. "Agreement" shall mean this Registration Rights Agreement, as the same may be amended from time to time.

                  Bankruptcy Court. "Bankruptcy Court" shall mean the United States Bankruptcy Court, District of Delaware, which Court has entered an Order confirming the Plan.

                  Commission. "Commission" shall mean the United States Securities and Exchange Commission, or any successor governmental agency or authority thereto.

                  Common Stock. "Common Stock" shall mean (a) collectively, the Class A Common Stock, $.01 par value, and the Class B Common Stock, $.01 par value, of the Company (including shares of Common Stock issued by the Company upon the proper exercise of the Warrants and the Options), and (b) shares of capital stock of the Company issued by the Company in respect of or in exchange for shares of such common stock in connection with any stock dividend or distribution, stock split-up, recapitalization, reclassification, subdivision, recombination or exchange by the Company generally of shares of such common stock.

                  Continuously Effective. "Continuously Effective," with respect to a Demand Registration Statement, shall mean that it shall not cease to be effective and available for Transfers of Registrable Securities thereunder for longer than either (a) any 15 consecutive business days, or (b) an aggregate of 20 business days during the period specified in the relevant provision of this Agreement.

                  Demand Registration Request. "Demand Registration Request" shall have the meaning set forth in Section 2.1(a).

                  Demand Registration Statement. "Demand Registration Statement" shall have the meaning set forth in Section 2.1(a).

                  Demanding Holders. "Demanding Holders" shall have the meaning set forth in Section 2.1(a).

                  Effective Date. "Effective Date" shall have the meaning set forth in Section 1.28 of the Plan.


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                  Exchange Act. "Exchange Act" shall mean the Securities
Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  Holders. "Holders" shall mean the Stockholders, Optionholders and Warrantholders, collectively.

                  Options. "Options" shall mean the options to purchase Common Stock issued by the Company to Optionholders on the Effective Date pursuant to the Company's 1997 Management Stock Option Plan.

                  Option Shares. "Option Shares" shall mean the shares of Common Stock issued by the Company to Optionholders upon exercise of an Option.

                  Optionholders. "Optionholders" shall mean the holders of the Options and/or Option Shares listed on Schedule 2, as such Schedule may be amended from time to time.

                  Person. "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

                  Piggyback Registration Statement. "Piggyback Registration Statement" shall have the meaning set forth in Section 3.1.

                  Plan. "Plan" shall mean the Plan of Reorganization of Consolidated Hydro, Inc. under chapter 11 of the Bankruptcy Code, which was confirmed by order of the Bankruptcy Court on October 23, 1997.

                  Register, Registered and Registration. "Register", "registered", and "registration" shall refer to a registration effected by preparing and filing with the Commission a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

                  Registrable Securities. "Registrable Securities" shall mean, on any date of determination, (a) the Shares owned by the Stockholders; (b) the Option Shares owned by the Optionholders; (c) the Warrants owned by the Warrantholders; (d) the Warrant Shares owned by the Warrantholders; (e) any shares of Common Stock or other securities issued (or issuable upon the conversion, exchange or exercise of any warrant, option, right or other security which is issued) as a dividend or other distribution with respect to, in exchange by the Company generally for, or in replacement by the Company generally of, such Shares, Warrants, Warrant Shares or Option Shares; and (f) any securities issued in exchange for such Shares, Warrants, Warrant Shares or Option Shares pursuant to any merger,


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

recapitalization, reorganization or business combination transaction of or involving the Company; provided, however, that (i) if, on any date of determination, the shares of Common Stock or any securities in respect thereof are listed on any national securities exchange or included in any U.S. interdealer quotation system of a registered national securities association, then only such securities held by Persons who are deemed to be "underwriters" or "affiliates" of the Company for purposes of the Securities Act, or Warrantholders or Optionholders otherwise ineligible to sell the Warrants, Warrant Shares or Option Shares, as the case may be, pursuant to Rule 144(k), shall be deemed to be Registrable Securities; and (ii) with respect to any permitted transferee of such securities, only such securities held by permitted transferees that have complied with the assignment requirements of Section 7.2 shall be deemed to be Registrable Securities to the extent set forth in clause
(i) above; and provided, further, however, as to any particular Registrable Securities, such securities shall cease to constitute Registrable Securities for all purposes of this Agreement (a) when a registration statement with respect to the sale of such securities has been declared effective by order of the Commission under the Securities Act and such securities have been transferred or disposed of in accordance with the intended method(s) of distribution set forth in the prospectus included in such registration statement, (b) when such securities have been sold in compliance with the resale provisions of Rule 144 or any similar rule promulgated by the Commission under the Securities Act, or
(c) when such securities shall have been transferred or disposed of to any Person who, at the time of such transfer or disposition, is not an Affiliate of the Company, and the Holders shall have received an opinion of Company counsel (who may be the Company's general counsel) stating that, in the opinion of such counsel, subsequent public distribution of such securities shall neither require registration under the Securities Act or qualification (or any similar filing) under any state securities or blue sky laws then in effect nor the use of an applicable exemption therefrom.

                  Registration Expenses. "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, (a) all registration, filing, securities exchange listing, rating agency and National Association of Securities Dealers, Inc. fees, (b) all registration, filing, qualification and other fees and expenses of complying with state securities or "blue sky" laws of all jurisdictions in which the securities are to be registered and the reasonable legal fees and expenses incurred in connection with the "blue sky" qualifications of the Registrable Securities, (c) all word processing, duplicating, printing, messenger and delivery expenses incurred by the Company,
(d) the fees and disbursements of counsel for the Company and of its independent public accountants, including, without limitation, the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (e) the reasonable fees and disbursements incurred for one counsel or firm of counsel selected by the Requisite Holders of the Registrable Securities, (f) reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but excluding underwriting discounts and commissions, broker-dealer concessions, allowances,


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

and marketing expenses, and transfer taxes relating to the Registrable Securities being registered), (g) premiums and other costs to maintain in force directors' and officers' policies of insurance to the extent the Company elects to obtain such insurance, and (h) fees and expenses of other Persons retained or employed by the Company.

                  Requisite Holders. "Requisite Holders" shall mean any Holder or Holders of a majority in interest of the relevant class of Registrable Securities requested to be included in a registration or other relevant action, as the case may be.

                  Rule 144. "Rule 144" shall mean Rule 144 promulgated by the Commission under the Securities Act, and any successor provision thereto.

                  Rule 144A. "Rule 144A" shall mean Rule 144A promulgated by the Commission under the Securities Act, and any successor provision thereto.

                  Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  Selling Holders. "Selling Holders" shall mean, with respect to a specified registration pursuant to this Agreement, Holders whose Registrable Securities are included in such registration.

                  Shares. "Shares" shall mean the shares of Common Stock distributed on the Effective Date to creditors of the Company pursuant to the Plan.

                  Stockholders. "Stockholders" shall mean the holders of the Shares listed on Schedule 1, as such Schedule may be amended from time to time.

                  Transfer. "Transfer" shall mean and include the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as collateral security for an underlying obligation) (and correlative words shall have correlative meanings); provided however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as collateral security shall constitute a "Transfer."

                  Underwriters' Representative. "Underwriters' Representative" shall mean the managing underwriter, or, in the case of a co-managed underwriting, the lead manager, within the meaning of Rule 12b-2 under the Exchange Act.

                  Violation. "Violation" shall have the meaning set forth in
Section 5.1.


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

                  Warrants. "Warrants" shall mean, collectively, the Series B Warrants and the Series C Warrants issued by the Company on the Effective Date pursuant to the Plan to holders, prior to the Effective Date, of the Company's Series F 8% Convertible Preferred Stock, Series G 9.85% Junior Convertible Preferred Stock and Series H 13.5% Cumulative Redeemable Exchangeable Preferred Stock.

                  Warrantholders. "Warrantholders" shall mean the holders of the Warrants listed on Schedule 3, as such Schedule may be amended from time to time.

                  Warrant Shares. "Warrant Shares" shall mean the shares of Common Stock issued by the Company to Warrantholders upon exercise of the Warrants.

                  Section 1.2. Usage. (a) References to a Person are also
                               -----
references to its assigns and successors in interest (by any means whatever, including merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be).

                  (b) References to Registrable Securities "owned" by a Holder shall include Registrable Securities beneficially owned by such Person but which are held of record in the name of a nominee, trustee, custodian, or other agent, but shall exclude shares of Common Stock held by a Holder in a fiduciary capacity for customers of such Person.

                  (c) References to a document are to it as amended, waived and otherwise modified from time to time and references to a statute or other governmental rule are to it as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision).

                  (d) References to Sections, Articles or Schedules are to sections or articles hereof or schedules hereto, unless the context otherwise requires.

                  (e) The definitions set forth herein are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined.

                  (f) The term "including" and correlative terms shall be deemed to be followed by "without limitation" whether or not followed by such words or words of like import.

                  (g) The term "hereof" and similar terms refer to this Agreement as a whole.

                  (h) The "date of" any notice or request given pursuant to this Agreement shall be determined in accordance with Section 7.6.

                                   ARTICLE II.

                           DEMAND REGISTRATION RIGHTS

                  Section 2.1. Demand Registration Rights. (a) At any time
                               --------------------------
during the period commencing on the (x) day next following the first anniversary of the Effective Date and ending on the third anniversary of the Effective Date, one or more Stockholders (the "Demanding Stockholders") and (y) day next following the third anniversary of the Effective Date and ending on the sixth anniversary of the Effective Date, one or more Warrantholders (the "Demanding Warrantholders" and, together with the Demanding Stockholders, the "Demanding Holders"), shall be entitled to deliver a written notice (a "Demand Registration Request") to the Company requesting that the Company prepare and file with the Commission a registration statement on an appropriate registration form (a "Demand Registration Statement") providing, subject to Section 2.6, for the registration under the Securities Act of the offer and sale of all or such number of such Demanding Holder's Registrable Securities as the Demanding Holder requests in writing; provided, however, that no request made pursuant to this
Section 2.1(a) if (i) within 12 months prior to the date of such request a Demand Registration Statement pursuant to this Section 2.1(a) covering any Registrable Securities shall have been declared effective by the Commission or
(ii) the Registrable Securities that the Demanding Holders seek to have included in the Demand Registration Statement do not, in the aggregate, constitute at least 15% of the applicable class of Registrable Securities then outstanding (it being hereby understood for purposes of this Section 2.1 that the phrase "applicable class of Registrable Securities" is intended to distinguish, on a class-by-class basis, among the Common Stock, the Series B Warrants and the Series C Warrants). Notwithstanding the foregoing sentence, in no event shall
(i) a Demand Registration Request be deemed effective pursuant to this Section
2.1 unless and until the Registrable Securities that the Demanding Holders seek to have included in the Demand Registration Statement, when aggregated with the Registrable Securities that other Stockholders or Warrantholders, as applicable, seek to have included in the Demand Registration Statement pursuant to Section 2.1(c) hereof, constitute at least 33% of the applicable class of Registrable Securities then outstanding and (ii) any Optionholder have any right to deliver a Demand Registration Request pursuant to this Section 2.1(a). Subject to
Section 2.1(b), after an effective Demand Registration Request is made pursuant to this Section 2.1(a), the Company shall prepare and file the Demand Registration Statement with the Commission as promptly as practicable. Each Demand Registration Statement shall provide for an underwritten offering (whether on a "firm," "best efforts" or "reasonable efforts" basis, or otherwise) or an agented placement. Each Demand Registration Request made pursuant to this Section 2.1(a) shall be addressed to the attention of the Secretary of the Company, contain (with respect to each Demanding Holder making such request) the information prescribed by Items 404 (if applicable) and 507 of Regulation S-K under the Securities Act and General Instruction C to Schedule 13D under the Exchange Act, specify the number and class of Registrable Securities to be registered and the intended methods of disposition thereof, and state that the request for a Demand Registration Statement is being made pursuant to this Section 2.1.

                  (b) The Company shall be entitled to postpone for up to 120 days the filing of any Demand Registration Statement otherwise required to be prepared and filed with the Commission pursuant to this Section 2.1 if (i) the Board of Directors of the Company determines, in its good faith reasonable judgment, that such registration and the Transfer of Registrable Securities contemplated thereby would materially interfere with, or require the premature disclosure of, any financing, acquisition, material asset transaction, business combination transaction, reorganization or recapitalization of or involving the Company or any of its subsidiaries or would otherwise require the premature disclosure of any other material nonpublic information as to which the Company has a bona fide business purpose for maintaining confidential, and (ii) the Company promptly provides the Demanding Holders with notice of such determination (which notice need not disclose the fact, event or information); provided, however, that the Company shall not, within the preceding 12 months, have postponed the filing of any other Demand Registration Statement that subsequently was abandoned because the Demand Registration Request relating thereto was withdrawn.

                  (c) Whenever the Company receives a Demand Registration Request to effect the filing of a Demand Registration Statement of any Registrable Securities, the Company promptly shall provide written notice of such proposed demand registration to all other Stockholders or Warrantholders, as applicable, holding Registrable Securities. Any such Stockholder or Warrantholder, as applicable, may within 30 days after receipt of such notice request in writing that all of such holder's Registrable Securities, or any portion thereof designated by such holder, be included in the Demand Registration Statement.

                  Section 2.2. Limitation on Demand Registrations. The Company
                               ----------------------------------
shall not be obligated to prepare and file with the Commission more than three Demand Registration Statements pursuant to Demand Registration Requests delivered by Stockholders pursuant to Section 2.1(a)(x) and shall not be obligated to prepare and file with the Commission more than two Demand Registration Statements pursuant to Demand Registration Requests delivered by Warrantholders pursuant to Section 2.1(a)(y). For purposes of the preceding sentence, a Demand Registration Statement shall not be deemed to have been effected (a) unless and until a registration statement with respect thereto has been declared effective by order of the Commission, (b) if after such registration statement has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is suspended by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to any of the Selling Holders and such suspension is not thereafter eliminated, or (c) if the conditions to closing specified in any underwriting agreement containing usual and customary terms entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of any of the Selling Holders. The Company's obligation to effect a given demand registration pursuant to Section 2.1 shall be deemed to have been satisfied upon the earlier of (i) the date as of which all of the Registrable Securities included therein shall have been disposed of pursuant to the Demand Registration Statement, and (ii) the date as of which such Demand Registration Statement shall have been Continuously Effective for a period of 90 days.

                  Section 2.3. Right to Include Common Stock. Whenever the
                               -----------------------------
Company receives a request for a Demand Registration Statement covering Registrable Securities pursuant to Section 2.1, the Company shall have the right to register in any such Demand Registration Statement (and to include in any related offering) shares of authorized but unissued shares of Common Stock to be sold by the Company on a primary basis. The Company may exercise the foregoing option to include additional primary shares by delivering written notice of such fact to each of the Selling Holders not later than the 20th day next following the Company's receipt of the request for a Demand Registration Statement pursuant to Section 2.1(a).

                  Section 2.4. Underwriters and Agents. In any Demand
                               -----------------------
Registration Statement, the "managing underwriter(s)" within the meaning of Rule 12b-2 under the Exchange Act or the lead agent (for an agented placement), shall be a nationally recognized firm selected by the Company with the approval of the Majority Holders, which approval shall not unreasonably be withheld.

                  Section 2.5. Priority in Demand Registrations. Whenever the
                               --------------------------------
Company effects a demand registration pursuant to Section 2.1, if the Underwriters' Representative or Agent advises the Company in writing (with a copy to each Selling Holder) that, in its opinion, the amount of securities requested (whether by the Company or the Selling Holders) to be registered pursuant to the Demand Registration Statement and included in the offering contemplated thereby exceeds the amount which can be offered and sold in such offering within a price range acceptable to the Requisite Holders, the securities to be included in such offering and the size of the related demand registration shall be reduced to the amount which can be offered and sold within such price range. In the case of any such reduction, the Company shall include in such demand registration only that amount of Registrable Securities that the Company is so advised can be sold in the offering, determined as follows: (i) first, Registrable Securities of those Selling Holders that are "underwriters" or are "affiliates" of the Company (such determination to be made by such Selling Holders upon the advice of counsel communicated in writing to the Company) in an amount sufficient to include all the Registrable Securities being offered for sale by such Selling Holders or in an amount sufficient to reduce the amount of each such Selling Holder's Registrable Securities held by it after the offering to a level that would cause such Selling Holder to no longer be an "underwriter" or an "affiliate" of the Company, whichever amount is less; (ii) second, all Registrable Securities (that have not theretofore been included in the Demand Registration


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

Statement pursuant to clause (i) of this Section 2.5) requested pursuant to
Section 2.1 to be included in such Demand Registration Statement by the Selling Holders, pro rata on the basis of the amount of such securities held by such holders; and (iii) third, all other securities of the Company requested to be included in such Demand Registration Statement (including for purposes of this clause (iii) Registrable Securities duly requested to be included in such Demand Registration Statement pursuant to the exercise by any Holder of its rights under Section 3.1.), pro rata on the basis of the amount of such Securities requested to be included.

                  Section 2.6. Withdrawal. Any Holder participating in a
                               ----------
registration pursuant to this Agreement shall be permitted to withdraw all or part of its Registrable Securities from such registration at any time (but not later than five business days) prior to the effective date of the registration statement covering such securities; provided that, in the event of a withdrawal from a registration effected pursuant to Section 2.1 hereof, such registration shall be deemed to have been effected for purposes of the first sentence of
Section 2.2 hereof except as otherwise provided in such Section; and provided further, that such withdrawing Holder promptly shall reimburse the Company for all Registration Expenses theretofore paid by the Company in respect of the registration of Registrable Securities on behalf of the withdrawing Holder.


                                  ARTICLE III.

                          PIGGYBACK REGISTRATION RIGHTS

                  Section 3.1. Piggyback Registration Rights. (a) If at any time
                               -----------------------------
the Company proposes to register equity securities or securities convertible or exchangeable into or exercisable for equity securities (whether or not for its own account) under the Securities Act in connection with a public offering solely for cash (other than by a registration on Form S-4 or S-8 or any successor or similar forms or filed in connection with an exchange offer, business combination transaction or any offering of securities solely to the Company's existing stockholders or otherwise pursuant to a dividend reinvestment plan or a dividend reinvestment and stock purchase plan, and other than pursuant to Article II), the Company shall promptly give each Holder of Registrable Securities written notice of such proposed registration (a "Piggyback Registration Statement"). Upon the written request of each Holder receiving such Company notice delivered within 15 days following the date of such Holder's receipt of the Company notice (which Holder notice shall identify such Holder, the amount of Registrable Securities sought to be included in the Piggyback Registration Statement, and the intended methods of disposition thereof), the Company shall cause to be included in such Piggyback Registration Statement and use commercially reasonable efforts to be registered under the Securities Act all the Registrable Securities that each such Holder shall have requested to be registered; provided, however, that such right of inclusion shall not apply to any registration statement covering an underwritten offering of convertible, exercisable or


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

exchangeable securities or equity securities other than the Common Stock if the Underwriters' Representative or Agent shall advise the Company in writing (with a copy to each Selling Holder) that in its opinion, the nature of the Registrable Securities requested to be included in the Piggyback Registration Statement would adversely affect the offering of the convertible, exercisable or exchangeable securities or equity securities or would adversely affect the timing thereof. The Company shall have the absolute right at any time to withdraw or cease to prepare or file any registration statement for any offering referred to in this Article III without any obligation or liability to any Holder.

                  (b) For a period of six years from the date of this Agreement, each Holder shall be entitled to have its Registrable Securities included in an unlimited number of Piggyback Registration Statements pursuant to this Section 3.1.

                  Section 3.2. Priority in Piggyback Registrations. If the
                               -----------------------------------
Underwriters' Representative or Agent shall advise the Company in writing (with a copy to each Selling Holder) that, in its opinion, the amount of securities requested to be included in such offering (whether by the Company, the Selling Holders or other holders of securities) exceeds the amount which can be offered and sold in such offering within a price range acceptable to the Company, then the Company shall include in such registration only that amount of securities which the Company is so advised can be offered and sold in the offering as follows: (i) first, all securities proposed by the Company to be sold for its own account; (ii) second, Registrable Securities of each Selling Holder that has properly requested that its Registrable Securities be included in such registration and that is an "underwriter" or an "affiliate" of the Company (such determination to be made by such Selling Holders upon the advice of counsel communicated in writing to the Company) in an amount sufficient to include all the Registrable Securities being offered for sale by such Selling Holder or an amount sufficient to reduce the amount of such Selling Holder's Registrable Securities held by it after the offering to a level that would cause such Selling Holder to no longer be an "underwriter" or an "affiliate" of the Company, whichever amount is less; (iii) third, such Registrable Securities (that have not theretofore been included in such registration statement pursuant to clause (ii) of this Section 3.2) requested to be included in such registration statement by each Selling Holder, pro rata on the basis of the amount of such securities held by each such Selling Holder; and (iv) fourth, all other securities of the Company duly requested to be included in such registration statement.

                  Section 3.3. Limitation on Registrations. If the Company has
                               ---------------------------
previously filed a registration statement with respect to Registrable Securities pursuant to Section 2.1 or this Article III, and if such previous registration statement has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible, exercisable or exchangeable into or for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of 180 days has elapsed from the effective date of such a previous registration statement.

                  Section 3.4. Survival. The obligations of the Company and the
                               --------
Selling Holders of Registrable Securities under this Article III shall survive until the third anniversary of the date of this Agreement.


                                   ARTICLE IV.

                      REGISTRATION PROCEDURES AND EXPENSES

                  Section 4.1.  Registration Procedures.  Whenever required
                                -----------------------
under Article II or Article III to effect the registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

                  (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities, subject to Section 2.2, and use commercially reasonable efforts to cause such registration statement to become effective, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement and prior to effectiveness thereof, the Company shall use commercially reasonable efforts to furnish to one firm of legal counsel for the Selling Holders (selected by the Requisite Holders) copies of all such documents in the form substantially as proposed to be filed with the Commission at least five business days prior to filing for review and comment by such counsel.

                  (b) (i) Use commercially reasonable efforts to keep each Demand Registration Statement Continuously Effective for up to 90 days or until such earlier date as of which all the Registrable Securities under the Demand Registration Statement shall have been disposed of in the manner described in the Demand Registration Statement. As soon as reasonably practicable after the occurrence of any fact or event that makes untrue any statement of a material fact made in a registration statement or that requires the making of any additions to or changes in a registration statement in order to make the statements therein, in light of the circumstances in which they were made, not misleading, the Company shall prepare and file a supplement or amendment to such registration statement or related prospectus, or a document incorporated therein by reference, so that such registration statement and related prospectus shall not contain any such untrue statement of a material fact or any such omission of a material fact; provided, however, that if the Board of Directors of the Company determines, in its good faith reasonable judgment, that the Transfer of Registrable

Securities pursuant to the registration statement would materially interfere with, or require the premature disclosure of, any financing, business combination transaction, acquisition or reorganization involving the Company or any of its subsidiaries or otherwise would require premature disclosure of any other material nonpublic information as to which the Company has a bona fide business purpose for maintaining confidential, then for so long as such circumstances or such business purpose continues to exist (provided that the number of days of any such suspension may not exceed an aggregate of 120 days in any 360-day period), the Company shall not be required to prepare or file any such supplement amendment or document.

                  (ii) Notify each Holder whose Registrable Securities have been included in a registration statement as soon as practicable after the Company discovers or otherwise becomes or is made aware of the existence of any fact or event of the kind described in Section 2.1(b) or 4.1(b)(i), and each Holder agrees by its receipt of a Registrable Security pursuant to the Plan that, upon receipt of any such notice from the Company of the existence of any fact or event of the kind described in Section 2.1(b) or 4.1(b)(i) (which notice need not disclose the fact, event or information), such Holder will forthwith discontinue the disposition of any Registrable Securities pursuant to the registration statement until such Holder's receipt of the copies of a supplemented or amended prospectus as contemplated by Section 4.1(b)(i), or until it is advised in writing by the Company that the use of the prospectus related to the registration statement may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in such prospectus. If so directed by the Company, each Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities that was current at the time of receipt of such notice.

                  (iii) Notwithstanding the foregoing, if, in the case of a Demand Registration Statement, the filing thereof with the Commission is postponed due to circumstances of the type described in the proviso to Section 2.1(b)(i), the period for filing a Demand Registration Statement shall be extended by the aggregate number of days of such postponement.

                  (c) Subject to Section 4.1(b)(i), prepare and file with the Commission such amendments, supplements or incorporated documents to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement. If the registration statement provides for an underwritten offering, the Company shall amend the registration statement or supplement the prospectus whenever required by the terms of the underwriting agreement entered into pursuant to Section 4.1(f). In the event that any Registrable Securities included in a registration statement subject to or required by this Agreement remain unsold at the end of the period during which the Company is obligated to use commercially reasonable efforts to maintain the effectiveness of such registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such securities from registered status.

                  (d) Furnish to each Selling Holder of Registrable Securities copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act.

                  (e) Use commercially reasonable efforts (i) to register and qualify the securities covered by such registration statement under the securities or blue sky laws of such states or jurisdictions as shall be reasonably requested by the Underwriters' Representative or Agent (as applicable, or if inapplicable the Requisite Holders), and (ii) to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any jurisdiction, at the earliest practicable moment; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation or to file a general consent to service of process in any states or jurisdictions where it is not now so subject.

                  (f) In the event of Demand Registration Statement, enter into and perform the Company's obligations under an underwriting or agency agreement (including indemnification and contribution obligations of underwriters or agents), in usual and customary form, with the managing underwriter or underwriters of or agents for such offering. The Company shall also cooperate with the Requisite Holders and the Underwriters' Representative or Agent for such offering in the marketing of the Registrable Securities, including making reasonably available the Company's officers, accounts, counsel, premises, and books and records for such purpose.

                  (g) Promptly notify each Selling Holder of any stop order issued or threatened to be issued by the Commission in connection therewith (and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered).

                  (h) Make generally available to the Company's security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 90 days following the end of the 12-month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of each registration statement filed pursuant to this Agreement.

                  (i) Make reasonably available for inspection by any underwriter participating in such offering and not more than one firm of legal counsel to all underwriters and one firm of legal counsel to all Selling Holders, all financial and other information as shall be reasonably requested by them, and provide the foregoing Persons the opportunity to discuss the business affairs of the Company with its principal executives and independent public accountants who have certified the audited financial statements included in such registration statement, in each case to the extent necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information that the Company determines, in good faith, to be confidential and which the Company advises such Person in writing, is confidential shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Company.

                  (j) In the event of a Demand Registration Statement, use commercially reasonable efforts to obtain a "comfort letter" from its independent public accountants and legal opinions of counsel to the Company addressed to each underwriter or agent and each Holder who is a Selling Holder, in customary form and covering such matters of the type customarily covered by such letters and in a form that shall be reasonably satisfactory to the Requisite Holders and the Underwriters' Representative or Agent. The Company shall furnish to each underwriter or agent a signed counterpart of any such comfort letter or legal opinion. Delivery of any comfort letter shall be subject to the recipient furnishing such written representations or acknowledgments as are customarily provided under SAS No. 72. Nothing in the immediately preceding sentence shall be deemed to require an underwriter or agent to make representations and warranties if the underwriter or agent is willing to receive a letter in the form to be provided to underwriters or agents not making representations and warranties under SAS No. 76.

                  (k) Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

                  (l) Use commercially reasonable efforts to cause the Registrable Securities covered by such registration statement, if then listed on a national securities exchange or included for quotation in a U.S. inter-dealer quotation system of a registered national securitied association, to continue to be so listed or included for a reasonable period of time after the offering.

                  (m) Provide a CUSIP number for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement.

                  (n) In the event of a Demand Registration Statement, if any broker-dealer registered under the Exchange Act shall be an "Affiliate" (as defined in Rule 2729(b)(1) of the rules and regulations of the National Association of Securities Dealers, Inc., (the "NASD Rules"), or any successor provisions thereto) of the Company or has a "conflict of interest" (as such term is defined in Rule 2720(b)(7) of the NASD Rules, or any successor provisions thereto) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by a registration statement, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation, by (A) engaging a "qualified independent underwriter" (as such term is defined in Rule 2720(b)(15) of the NASD Rules or any successor provision(s) thereto) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual and customary standards of due diligence in respect thereof and to recommend the public offering price of such Registrable Securities and the related underwriting discounts and commissions and broker or dealer selling concessions and allowances, (B) indemnifying such qualified independent underwriter to the extent set forth in Article V hereof, and (C) providing all such information as reasonably may be necessary to ensure compliance by such broker-dealer with the requirements of the NASD Rules.

                  Section 4.2.  Holders' Obligations.  (a)  It shall be a
                                --------------------
condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any Selling Holder that such Selling Holder shall:

                  (i) furnish to the Company such information regarding such Selling Holder and its affiliates, the number of Registrable Securities owned and proposed to be sold by it, the intended method of disposition of such securities and any other information as shall be required to effect the registration of such Selling Holder's Registrable Securities and cooperate with the Company in preparing such registration statement and in complying with the requirements of the Securities Act;

                  (ii) agree to sell its Registrable Securities to the underwriters at the same price and on substantially the same terms and conditions as the Company or the other Persons on whose behalf the registration statement was filed have agreed to sell their securities, and execute the underwriting agreement agreed to by the Company and the Requisite Holders together with all customary custody arrangements, lock-up letters, indemnities questionnaires and other documents reasonably required by the underwriters or agents and agreed to by the Requisite Holders.

                  (b) In the event that a Demand Registration Statement or a Piggyback Registration Statement becomes effective, if and to the extent requested by the managing underwriter or lead agent for the offering relating thereto, no Holder shall offer, sell or agree to sell or otherwise dispose of or transfer, in the case of a Demand Registration Statement or Piggyback Registration Statement covering Registrable Securities or securities convertible into or exchangeable or exercisable for any Registrable Securities (other than, in the case of the Selling Holders under the Demand Registration Statement or Piggyback Registration Statement, pursuant to such Demand Registration Statement or Piggyback Registration

Statement, as the case may be), or exercise any right to register any such securities, during the period commencing 10 days prior to the anticipated effective date of such registration statement and ending 90 days from the effective date of such registration statement. In order to enforce the foregoing agreement, the Company shall be entitled to impose stop-transfer instructions with respect to the Registrable Securities of each Holder until the end of such period.

                  Section 4.3.  Registration Expenses.  Expenses in connection
                                ---------------------
with registrations pursuant to this Agreement shall be allocated and paid as follows:

                  (a) With respect to not more than two demand registrations effected on behalf of Stockholders pursuant to Section 2.1(a)(x) and not more than one demand registration effected on behalf of Warrantholders pursuant to
Section 2.1(a)(y), the Company shall bear and pay all of the Registration Expenses incurred in connection with the registration and offering of Registrable Securities with respect thereto; provided, however, that, the Selling Holders shall pay (i) underwriting discounts and commissions relating to the Registrable Securities sold by them pursuant to any such registration statement and (ii) all fees and disbursements of any additional counsel not required to be paid by the Company and any other advisors to the Selling Holders.

                  (b) The Company shall bear and pay all Registration Expenses incurred in connection with any Piggyback Registration Statements pursuant to
Article III, and with respect to the third demand registration, if any, effected on behalf of Stockholders pursuant to Section 2.1(a)(x) and the second demand registration, if any, effected on behalf of Warrantholders pursuant to Section 2.1(a)(y), other than (i) underwriting discounts and commissions relating to Registrable Securities, (ii) the portion of any filing fees allocable to the Registrable Securities included in such registration by the Selling Holders and
(iii) the fees and disbursements of any additional counsel not required to be paid by the Company and other advisors to the Selling Holders (each of which expenses in clauses (i) and (ii) shall be paid on a pro rata basis by the Selling Holders of Registrable Securities included in such Piggyback Registration Statement and which expenses in clause (iii) shall be paid on a pro rata basis by the Selling Holders for which the expenses are incurred).


                                   ARTICLE V.

                        INDEMNIFICATION AND CONTRIBUTION

                  Section 5.1. Indemnification by the Company. If any
                               ------------------------------
Registrable Securities are included in an effective registration statement under this Agreement, to the extent permitted by applicable law, the Company shall indemnify and hold harmless each Selling Holder, its directors, officers, shareholders, employees, investment advisors, agents and

Affiliates, and each other Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses, including attorneys' fees and disbursements and expenses of investigation ("Losses"), incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such effective registration statement, preliminary prospectus if used prior to the effective date of the registration statement in which such preliminary prospectus is included (unless such statement is corrected in the final prospectus and the Company previously furnished copies thereof to the Selling Holders or such other Persons) or final prospectus (as supplemented, if the Company shall have filed with the Commission any supplement thereto) if used during the period in which the Company is required to keep the registration statement to which such prospectus relates current and otherwise in compliance with Section 10(a) of the Securities Act, or the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading (collectively, a "Violation"); provided, however, that the indemnification required by this Section 5.1 shall not apply to amounts paid in settlement of any such Loss, if such settlement is effected without the consent of the Company (such consent not to unreasonably be withheld), nor shall the Company be liable in any such case for any such Loss if it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company by the indemnified party expressly for use in connection with such registration; and provided, further, that the Company shall have no obligation to provide any indemnification hereunder if any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in or from the final prospectus, if such untrue statement or alleged untrue statement or omission or alleged untrue omission shall have been corrected in a supplement to the final prospectus and the Selling Holder or any other Person seeking indemnification hereunder shall have failed to deliver (or cause to be delivered) such final prospectus as so supplemented prior to or contemporaneously with the sale of the Registrable Securities covered by a registration statement to the Person asserting such Losses after the Company shall have furnished the Selling Holder or other Persons seeking indemnification hereunder with a sufficient number of copies thereof in a manner and a time sufficient to permit delivery of the same.

                  Section 5.2. Indemnification by the Selling Holders. If any
                               --------------------------------------
Registrable Securities are included in a registration statement under this Agreement, to the extent permitted by applicable law, each Selling Holder shall indemnify and hold harmless the Company, its directors, officers, shareholders, employees, investment advisors, agents and Affiliates, and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, any other Selling Holder and any controlling Person of any such other Selling Holder from and against any and all losses, claims, damages, liabilities and expenses, including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Holder expressly for use in connection with such registration statement; provided, however, that (a) the indemnification required by this Section 5.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the relevant Selling Holder of Registrable Securities, which consent shall not be unreasonably withheld, (b) in no event shall the amount of any indemnity under this Section 5.2 and of the contribution obligation of a Selling Holder under Section 5.4 exceed the net proceeds from the applicable offering received by such Selling Holder, and (c) the obligation to provide indemnification hereunder shall be several, and not joint and several, among the indemnifying parties.

                  Section 5.3. Notice of Claims, Etc. Promptly after receipt by
                               ---------------------
an indemnified party under this Article V of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Article V, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if and to the extent materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Article V but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Article V. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred (as evidenced by reasonably itemized invoices submitted to the indemnifying party), within 30 days of written notice thereof to the indemnifying party. Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding, and to participate in the defense thereof, but the fees and expenses of such counsel shall be borne and paid for by such indemnified party unless (a) the indemnifying party shall have failed promptly to assume the defense of such action, claim or proceeding with counsel reasonably satisfactory to the indemnified party, or (b) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would either be compromised or create a conflict of interest such that counsel employed by the indemnifying party could not represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party; it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless the indemnified party shall have been advised by its counsel that a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding such that the counsel could not represent the indemnified party and any other of such indemnified parties, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld.

                  Section 5.4. Contribution. If the indemnification required by
                               ------------
this Article V from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages liabilities or expenses referred to in this Article V:

                  (a) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
Section 5.1 and Section 5.2, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 5.4(a). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  Section 5.5. Survival. The obligations of the Company and the
                               --------
Selling Holders of Registrable Securities under this Article V shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this Agreement.


                                   ARTICLE VI.

                             RULE 144 AND RULE 144A

                  Section 6.1. Reports, Etc. The Company will file the reports
                               ------------
required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the Commission thereunder and will take such further action as any Holder reasonably may request, to the extent required from time to time to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, (b) Rule 144A, or (c) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to that Holder a written statement as to whether it has complied with such requirements, a copy of the most recent annual or quarterly report of the Company and such other reports or documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

                  Section 6.2. Rule 144 Information. If at any time the Company
                               --------------------
is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company at its expense will, forthwith upon the request of any Holder, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144.

                  Section 6.3. Rule 144A Information. If at any time the Company
                               ---------------------
is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company at its expense will forthwith upon the request of any Holder or prospective purchaser, provide to the Holder and any prospective purchaser reasonably current information with respect to the Company within the meaning of paragraph (d)(4) of Rule 144A.


                                  ARTICLE VII.

                                  MISCELLANEOUS

                  Section 7.1.  Amendment Modification and Waivers: Further
                                -------------------------------------------
Assurances. (a) This Agreement may be amended with the consent of the Company,
----------
and the Company may
amend this Agreement or take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act of Holders owning Registrable Securities possessing a majority in number of the Registrable Securities then outstanding (based on the number of shares of Common Stock representing, or issuable upon exercise for, the Registrable Securities) and, in the case of any amendment, action of omission to act that adversely affects any group of Holders differently from any other group of Holders, the written consent of the Holders of a majority in number of the Registrable Securities owned by such group of Holders.

                  (b) No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

                  (c) Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

                  Section 7.2. Assignment. This Agreement shall be binding upon
                               ----------
and inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns of Registrable Securities. Each Holder may assign any of its rights hereunder (in whole or in part) to one or more transferees of Registrable Securities; provided, however, that any such transferees of Registrable Securities agrees in writing, in form and substance satisfactory to the Company, to be bound by all of the terms and provisions hereof and to join this Agreement as a party hereto; and provided, further, that no such assignment of rights shall be effective with respect to Registrable Securities that, as a result of such transfer, have ceased to be Registrable Securities by reason of the second sentence of the definition of Registrable Securities set forth in Section 1.1. Without limiting the foregoing, no such assignment shall be binding upon or obligate the Company to any such assignee unless and until the Company has received notice of the assignment as herein provided, which notice (a) references this Agreement and (b) sets forth the address of any assignee for the purpose of any notices hereunder. The Company hereby agrees to amend from time to time Schedules 1, 2 and 3 to reflect the transfers and assignments effected in accordance with this Section 7.2.

                  Section 7.3. Invalid Provisions. If any provision of this
                               ------------------
Agreement is held to be illegal, invalid or unenforceable under any present or future law, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom, and
(d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                  Section 7.4. Nominees for Beneficial Owners. In the event that
                               ------------------------------
any Regis- trable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of request or other action by any Holder or Holders pursuant to this Agreement or any determination of any amount of shares of Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities. For purposes of this Agreement, "beneficial ownership" and "beneficial owner" refer to beneficial ownership as defined in Rule 13d-3 (without regard to the 60-day provision in paragraph (d)(1)(i) thereof) under the Exchange Act.

                  Section 7.5.  Governing Law.  THIS AGREEMENT SHALL BE GOV-
                                -------------
ERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

                  Section 7.6. Notices. All notices and requests given pursuant
                               -------
to this Agreement shall be in writing and shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), confirmed facsimile or overnight air courier guaranteeing next business day:

                  (a)      If to the Company, to:

                           CHI Energy, Inc.
                           680 Washington Boulevard,
                             Fifth Floor
                           Stamford, Connecticut  06901
                           Telephone:  (203) 425-8850
                           Facsimile:  (203) 425-8880

                           With a copy to:

                           Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, N.Y.  10153
                           Attention:  Simeon Gold, Esq.
                           Telephone:  (212) 310-8000
                           Facsimile:  (212) 310-8007


                  (b) If to a Stockholder, to the address for such Stockholder set forth on Schedule 1.

                  (c) If to a Warrantholder, to the address for such Optionholder set forth on Schedule 2.

                  (d) If to an Optionholder, to the address for such Noteholder set forth on Schedule 3.

Except as otherwise provided in this Agreement, the date of each such notice and request shall be deemed to be, and the date on which each such notice and request shall be deemed given shall be: (i) at the time delivered, if personally delivered or mailed; (ii) when receipt is acknowledged, if sent by facsimile; and (iii) the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next business day delivery.

                  Section 7.7. Entire Agreement; Integration. This Agreement
                               -----------------------------
supersedes all prior agreements between or among any of the parties hereto with respect to the subject matter contained herein, and this agreement embodies the entire understanding among the parties relating to such subject matter.

                  Section 7.8. Injunctive Relief. Each of the parties hereto
                               -----------------
acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that in the event of such a breach hereof the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach hereof by seeking or obtaining any such relief, the aggrieved party shall not be precluded from seeking or obtaining any other relief to which it may be entitled.

                  Section 7.9.  Section Headings.  Section headings are for
                                ----------------
convenience of reference only and shall not affect the meaning of any provision of this Agreement.

                  Section 7.10.  Counterparts.  This Agreement may be executed
                                 ------------
in any number of counterparts, each of which shall be an original and all of which shall together constitute one and the same instrument. All signatures need not be on the same counterpart.

                  Section 7.11.  Filing.  A copy of this Agreement and of all
                                 ------
amendments thereto shall be filed at the principal executive office of the Company with the Secretary of the Company.

                  Section 7.12. Termination. This Agreement may be terminated at
                                -----------
any time by a written instrument signed by the parties hereto. Unless sooner terminated in accordance with the immediately preceding sentence or as otherwise expressly provided in this Agreement, the parties' obligations under this Agreement (other than Article V hereof) shall terminate in their entirety on the sixth anniversary of the date hereof, except with respect to rights which have vested and, in accordance with the terms and subject to the conditions of this Agreement, have been properly exercised prior to such date.

                  Section 7.13. No Third-Party Beneficiaries. Nothing herein
                                ----------------------------
expressed or implied is intended to confer upon any Person, other than the parties hereto or their respective permitted assigns, successors, heirs and legal representatives, or any indemnified party hereunder, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

                                           CHI ENERGY, INC.

                                           By: /s/ Edward M. Stern
                                                   -----------------------------
                                               Name:  Edward M. Stern
                                               Title: President and Chief
                                                        Operating Officer

                                           CHI ENERGY, INC., as attorney-in-fact
                                           for the holders of Class A
                                           Common Stock

                                           By: /s/ Edward M. Stern
                                                   -----------------------------
                                                Name:  Edward M. Stern
                                                Title:  President and Chief
                                                          Operating Officer

                                             CHI ENERGY, INC., as attorney-in-
                                             fact for the holders of Class B
                                             Common Stock

                                             By: /s/ Edward M. Stern
                                                     ---------------------------
                                                  Name:  Edward M. Stern
                                                  Title:  President and Chief
                                                            Operating Officer

                                             CHI ENERGY, INC., as attorney-in-
                                             fact for the holders of Series B
                                             Warrants

                                             By: /s/ Edward M. Stern
                                                     ---------------------------
                                                  Name:  Edward M. Stern
                                                  Title:  President and Chief
                                                            Operating Officer

                                             CHI ENERGY, INC., as attorney-in-
                                             fact for the holders of Series C
                                             Warrants

                                             By: /s/ Edward M. Stern
                                                     ---------------------------
                                                  Name:  Edward M. Stern
                                                  Title:  President and Chief
                                                            Operating Officer

                                             CHI ENERGY, INC., as attorney-in-
                                             fact for the holders of Options

                                             By: /s/ Edward M. Stern
                                                     ---------------------------
                                                  Name:  Edward M. Stern
                                                  Title:  President and Chief
                                                            Operating Officer

NYFS10...:\84\38684\0003\1924\AGR0227Y.430

                                                                  SCHEDULE 1


                              LIST OF STOCKHOLDERS









                                       1-I

                                                                    SCHEDULE 2


                             LIST OF WARRANTHOLDERS





                                       2-I

                                                                     SCHEDULE 3



                              LIST OF OPTIONHOLDERS








                                       3-I